UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): April 24, 2000



                             ENTRADE INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



   Pennsylvania                    1-15303           52-2153008
----------------------------     -----------      -------------------
(State or other jurisdiction     (Commission      (IRS Employer
  of incorporation)              File Number)     Identification No.)



         500 Central Avenue, Northfield, Illinois       60093
        -------------------------------------------------------
        (Address of principal executive offices)     (Zip Code)




  Registrant's telephone number, including area code:  (847) 441-6650




                            Not applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On April 24, 2000, Entrade Inc. ("Entrade"), issued a press release attached hereto as Exhibit 99.1, announcing the redemption of its Series A Convertible Preferred Stock for an aggregate cash payment of $34,280,113.58 and the issuance of 31,516 shares of Entrade common stock. Entrade also sold 6,000,000 shares of class A common stock of asseTrade.com, Inc. for $10,000,000 to fund the redemption and ongoing operations.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not Applicable.

     (b)   Not applicable.

     (c)   Exhibits:

           Exhibit No.      Exhibit Description
           -----------      -------------------

               99.1         Press Release of Entrade Inc.,
                            dated April 24, 2000.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ENTRADE INC.


                                 By:   /s/ Mark F. Santacrose
                                       ------------------------------
                                       Mark F. Santacrose,
                                       President and
                                       Chief Executive Officer




Date: April 24, 2000

                             EXHIBIT INDEX



     Exhibit No.      Exhibit Description
     -----------      --------------------

     99.1             Press Release of Entrade Inc., dated April 24,
2000.